UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2014

WESTERN ASSET

GLOBAL HIGH YIELD

BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Yield Bond Fund for the twelve-month reporting period ended December 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

II	Western Asset Global High Yield Bond Fund

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the twelve months ended December 31, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce’s initial estimate showed that fourth quarter 2014 GDP growth was 2.6%. Moderating growth was due to several factors, including an upturn in imports, a downturn in federal government spending and decelerations in nonresidential fixed investment and in exports.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, but generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While the PMI dipped to 56.6 in September, it rose back to 59.0 in October. Manufacturing activity then moderated over the last two months of the year and the PMI was 55.5 in December. However, for 2014 as a whole the PMI averaged 55.8, the best annual reading since 2010.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment generally declined throughout the reporting period and reached a low of 5.6% in December 2014, the lowest level since June 2008.

Growth outside the U.S. was mixed. In its January 2015 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said “Global growth will receive a boost from lower oil prices, which reflect to an important extent higher supply. But this boost is projected to be more than offset by negative factors, including investment weakness as adjustment to diminished expectations about medium-term growth continues in many advanced and emerging market economies.” From a regional perspective, the IMF said 2014 growth was 0.8% in the Eurozone, versus -0.5% in 2013. Japan’s economy expanded 0.1% in 2014, compared to 1.6% in 2013. Elsewhere, the IMF said that overall growth in emerging market countries decelerated in 2014, with growth of 4.4% versus 4.7% in 2013.

Western Asset Global High Yield Bond Fund	III

Investment commentary (cont’d)

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its last meeting of the year that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient …to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, after the reporting period ended, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In November 2013, before the beginning of the reporting period, the ECB cut rates from 0.50% to a new record low of 0.25%. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, after the reporting period ended, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.6% on November 21, 2014 in an effort to stimulate growth.

IV	Western Asset Global High Yield Bond Fund

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Global High Yield Bond Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund invests primarily in high-yield fixed-income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the Fund invests at least 80% of its assets in high-yield bonds. High-yield bonds are rated below investment grade (that is, securities rated below the Baa/BBB categories) or, if unrated, securities we determined to be of comparable credit quality and are commonly known as “junk bonds.” Under normal circumstances, the Fund will be invested in at least three countries, one of which may be the U.S. The Fund may invest without limit in foreign securities and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers. The Fund’s investments may be of any maturity or durationi.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. spread sectors (non-Treasuries) generated positive results and largely outperformed equal-duration Treasuries over the twelve months ended December 31, 2014. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)ii, and numerous geopolitical issues. However, these factors were largely overshadowed by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Short-term Treasury yields moved higher, whereas longer-term Treasury yields declined during the twelve months ended December 31, 2014. Two-year Treasury yields rose from 0.38% at the beginning of the period to 0.67% at the end of the period. Their peak of 0.73% occurred on December 23, December 24 and December 26, 2014, and they were as low as 0.30% in early February 2014. Ten-year Treasury yields were at a peak of 3.04% when the reporting period began and reached a low of 2.07% on December 16, 2014. They ended the reporting period at 2.17%.

All told, the Barclays U.S. Aggregate Indexiii returned 5.97% for the twelve months ended December 31, 2014. Comparatively, riskier fixed-income securities, including global high-yield bonds and emerging market debt, produced weaker results. Over the

Western Asset Global High Yield Bond Fund 2014 Annual Report	1

Fund overview (cont’d)

fiscal year, the Barclays Global High Yield Index (Hedged) (the “Index”)iv returned 2.58%. Broken down regionally, European issuers, as measured by the Barclays Pan-European High Yield Index (USD-hedged)v returned 5.84%. Elsewhere, emerging market high-yield bonds, as measured by the Barclays Emerging Market High Yield Index,vi returned -1.40% and U.S. high-yield, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index,vii rose 2.46%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocations to the Capital Goods1 and Consumer Non-Cyclicals2 sectors. In contrast, we reduced our exposures to emerging market Non-Corporates and the Basic Industry3 and Communication4 sectors. From a credit quality perspective, we pared the Fund’s overweight exposure to CCC-rated securities and increased its allocation to BB-rated securities. These ratings adjustments were made to reduce the Fund’s overall risk exposure. Finally, we actively participated in the new issue market and purchased securities that we felt were attractively valued.

Treasury futures, which were used to help manage the Fund’s duration and yield curveviii positioning, detracted from performance. High-yield index swaps (CDX), which were used to manage our high-yield exposure, did not meaningfully impact performance. Finally, the use of currency forwards to hedge its non-U.S. dollar currency exposure, was positive for results.

Performance review

For the twelve months ended December 31, 2014, Class A shares of Western Asset Global High Yield Bond Fund, excluding sales charges, returned -2.07%. The Fund’s unmanaged benchmark, the Barclays Global High Yield Index (Hedged), returned 2.58% for the same period. The Lipper High Yield Funds Category Average5 returned 1.00% over the same time frame.

[1]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

[2]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[3]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[4]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

[5]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 620 funds in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Global High Yield Bond Fund 2014 Annual Report

Performance Snapshot as of December 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Global High Yield Bond Fund:
Class A	-7.37%	-2.07%
Class B1	-7.81%	-2.90%
Class C	-7.72%	-2.94%
Class C1♦	-7.61%	-2.58%
Class I	-7.25%	-1.93%
Class IS	-7.21%	-1.86%
Barclays Global High Yield Index (Hedged)	-3.29%	2.58%
Lipper High Yield Funds Category Average[2]	-3.65%	1.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2014 for Class A, Class B, Class C, Class C1, Class I and Class IS shares were 6.75%, 6.19%, 6.20%, 6.47%, 7.25% and 7.34%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1, Class I and Class IS shares were 1.13%, 1.81%, 1.93%, 1.61%, 0.89% and 0.78%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]	Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 640 funds for the six-month period and among the 620 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Global High Yield Bond Fund 2014 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. Despite underperforming the Index, the Fund’s positioning in a number of sectors added to relative results during the reporting period. In particular, having an underweight to emerging market Non-Corporates was beneficial as it was the third worst performer in the Index during the reporting period. An overweight to the Transportation sector was also rewarded given its outperformance versus the Index.

A number of individual holdings contributed to performance, including our overweight positions in Physiotherapy and Royal Bank of Scotland. Physiotherapy Associates Holdings is a national provider of outpatient rehabilitation and orthotics and prosthetics services. The company experienced headwinds due to both billing and accounting issues, and in May 2013, restructured its balance sheet as bondholders led the reorganization of the credit. In doing so, Western received equity in exchange for our original bond position and participated in the new financing of a secured loan. The valuation of the company has improved meaningfully since the workout took place due to successful management initiatives. We remain positive regarding the prospects for further recovery as we remain bullish on the company’s market position which includes more than 500 outpatient rehabilitation clinics in 34 states. Ally Financial, previously known as General Motors Acceptance Corporation (“GMAC”), provides a range of financial services, including auto financing, corporate financing, insurance, mortgage services and online banking. It performed well as investor sentiment, overall, improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamental prospects.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was security selection — largely in the Energy sector and emerging market asset class. In particular, overweight positions in KCA Deutag and Virgolino De Oliveira, along with our allocation to Venezuelan sovereign debt, were negative for performance. KCA Deutag is an international oil and gas services company headquartered in the UK. It was negatively impacted by sharply falling oil prices. Virgolino De Oliveira is a Brazilian sugar producer. Its fundamentals weakened as sugar prices fell sharply during the reporting period. Venezuelan sovereign debt was negatively impacted by declining oil prices, coupled with political and economic uncertainties.

Our ratings biases were negative for performance. In particular, an overweight to lower-rated CCC bonds detracted from results, as they significantly underperformed the Index. In addition, we underweighted bonds rated BB, which was not rewarded given their outperformance versus the Index.

From a regional positioning perspective, the Fund’s underweight to European high-yield bonds was a drag on results as they meaningfully outperformed the Index. Finally, in terms of sectors, an overweight in Energy (the worst performing sector in the Index), an underweight in Information Technology (the second best performing sector in the Index), and an overweight in Basic Industries negatively impacted results.

Thank you for your investment in Western Asset Global High Yield Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2015

4	Western Asset Global High Yield Bond Fund 2014 Annual Report

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in higher rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 31 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2014 were: Consumer Discretionary (17.6%), Industrials (16.2%), Energy (14.2%), Financials (12.1%) and Materials (10.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

[v]	The Barclays Pan-European High Yield Index covers the universe of fixed-rate, sub-investment-grade debt denominated in euros or other European currencies (except Swiss francs).

vi

The Barclay Emerging Market High Yield Index is the emerging market high yield component of the Barclays Emerging Markets (U.S. Dollar) Index. The Barclays Emerging Markets Index includes U.S. dollar-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Global High Yield Bond Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2014 and December 31, 2013 and does not include derivatives such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Global High Yield Bond Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2014, and held for the six months ended December 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-7.37%	$1,000.00	$926.30	1.15%	$5.58	Class A	5.00%	$1,000.00	$1,019.41	1.15%	$5.85
Class B	-7.81	1,000.00	921.90	1.91	9.25	Class B	5.00	1,000.00	1,015.58	1.91	9.70
Class C	-7.72	1,000.00	922.80	1.91	9.26	Class C	5.00	1,000.00	1,015.58	1.91	9.70
Class C1	-7.61	1,000.00	923.90	1.62	7.86	Class C1	5.00	1,000.00	1,017.04	1.62	8.24
Class I	-7.25	1,000.00	927.50	0.86	4.18	Class I	5.00	1,000.00	1,020.87	0.86	4.38
Class IS	-7.21	1,000.00	927.90	0.78	3.79	Class IS	5.00	1,000.00	1,021.27	0.78	3.97

Western Asset Global High Yield Bond Fund 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Global High Yield Bond Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class C1♦	Class I	Class IS
Twelve Months Ended 12/31/14	-2.07%	-2.90%	-2.94%	-2.58%	-1.93%	-1.86%
Five Years Ended 12/31/14	7.32	6.63	N/A	6.83	7.64	N/A
Ten Years Ended 12/31/14	5.74	5.27	N/A	5.27	6.11	N/A
Inception* through 12/31/14	—	—	3.96	—	—	4.58

With sales charges[2]	Class A	Class B	Class C	Class C1♦	Class I	Class IS
Twelve Months Ended 12/31/14	-6.20%	-7.02%	-3.86%	-3.50%	-1.93%	-1.86%
Five Years Ended 12/31/14	6.40	6.48	N/A	6.83	7.64	N/A
Ten Years Ended 12/31/14	5.29	5.27	N/A	5.27	6.11	N/A
Inception* through 12/31/14	—	—	3.96	—	—	4.58

Cumulative total returns
Without sales charges[1]
Class A (12/31/04 through 12/31/14)	74.78%
Class B (12/31/04 through 12/31/14)	67.05
Class C (Inception date of 8/1/12 through 12/31/14)	9.86
Class C1♦ (12/31/04 through 12/31/14)	67.10
Class I (12/31/04 through 12/31/14)	80.91
Class IS (Inception date of 8/31/12 through 12/31/14)	11.03

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares, Class C shares and Class C1♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1♦ shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception date for Class A, B, C, C1♦, I and IS shares are February 22, 1995, February 22, 1995, August 1, 2012, February 22, 1995, February 22, 1995 and August 31, 2012, respectively.

Western Asset Global High Yield Bond Fund 2014 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, B and C1♦ Shares of Western Asset Global High Yield Bond Fund vs. Barclays Global High Yield Index (Hedged)† — December 2004 - December 2014

Value of $1,000,000 invested in

Class I Shares of Western Asset Global High Yield Bond Fund vs. Barclays Global High Yield Index (Hedged)† — December 2004 - December 2014

10	Western Asset Global High Yield Bond Fund 2014 Annual Report

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, B and C1♦ shares and $1,000,000 invested in Class I shares of Western Asset Global High Yield Bond Fund on December 31, 2004, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2014. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays Global High Yield Index (Hedged). The Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B, C1 and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fee were incurred by shareholders investing in the other classes.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

Western Asset Global High Yield Bond Fund 2014 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA GHY	— Western Asset Global High Yield Bond Fund

12	Western Asset Global High Yield Bond Fund 2014 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA GHY	— Western Asset Global High Yield Bond Fund

Western Asset Global High Yield Bond Fund 2014 Annual Report	13

Schedule of investments

December 31, 2014

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 86.0%
Consumer Discretionary — 16.3%
Auto Components — 0.5%
Europcar Groupe SA, Secured Subordinated Notes	11.500%	5/15/17	782,000	EUR	$1,064,542	(a)
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	455,000	EUR	619,394	(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	260,000	EUR	328,299	(b)
Total Auto Components					2,012,235
Automobiles — 0.6%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	200,000		222,500
General Motors Co., Senior Notes	5.200%	4/1/45	1,150,000		1,216,125
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	860,000		898,700
Total Automobiles					2,337,325
Distributors — 0.1%
LKQ Corp., Senior Notes	4.750%	5/15/23	600,000		579,000
Diversified Consumer Services — 0.7%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	161,906	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	380,000	GBP	631,488
EC Finance PLC, Senior Secured Notes	5.125%	7/15/21	920,000	EUR	1,153,601	(b)
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Secured Notes	9.750%	4/1/21	300,000		333,000
Service Corp. International, Senior Notes	7.500%	4/1/27	695,000		785,350
Total Diversified Consumer Services					3,065,345
Hotels, Restaurants & Leisure — 5.0%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	1,460,000		1,503,800	(b)
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	570,000		458,850	(b)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	297,036		289,759	(b)(c)(d)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,776,215		1,511,381	(b)(c)(d)(e)
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	1,590,000		1,454,850	(b)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	990,000		1,069,200
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	700,000		682,500
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	302,000		300,490	(b)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,080,000		1,009,800	(b)
Gala Electric Casinos Ltd., Secured Notes	11.500%	6/1/19	1,000,000	GBP	1,630,297	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	570,000		571,425	(b)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	1,350,000		1,417,500
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	430,000		445,050	(b)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,300,000		1,384,500	(b)

See Notes to Financial Statements.

14	Western Asset Global High Yield Bond Fund 2014 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	882,000	GBP	$1,305,952	(f)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	1,660,000		1,560,400	(b)
MGM Resorts International, Senior Notes	6.625%	12/15/21	520,000		548,600
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	2,670,000		2,703,375	(b)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	660,000		650,100	(b)
Total Hotels, Restaurants & Leisure					20,497,829
Household Durables — 1.9%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,270,000		1,339,850	(b)(e)
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	1,510,000		1,593,050
Standard Pacific Corp., Senior Notes	5.875%	11/15/24	300,000		301,500
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	673,000		757,125
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,150,000		1,244,875
William Lyon Homes PNW Finance Corp., Senior Notes	7.000%	8/15/22	620,000		626,200	(b)
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,890,000		1,890,000	(b)
Total Household Durables					7,752,600
Media — 5.1%
Altice SA, Senior Secured Notes	7.750%	5/15/22	350,000		351,531	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	2/15/23	460,000		451,375
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	70,000		72,450
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,370,000		1,380,275	(b)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	720,000		694,800	(b)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	1,050,000		904,312
Lynx II Corp., Senior Notes	7.000%	4/15/23	690,000	GBP	1,172,224	(b)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	1,140,000		1,178,475	(b)
MediaNews Group Inc.	12.000%	12/31/18	700,000		700,000	(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	2,326,566		2,477,793	(b)(e)
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	2,720,000		2,738,360	(b)
Numericable-SFR, Senior Secured Bonds	6.250%	5/15/24	500,000		504,375	(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	2,470,000		2,621,287	(b)
Ottawa Holdings Pte Ltd., Senior Secured Notes	5.875%	5/16/18	1,650,000		1,331,550	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	290,000	EUR	416,536	(b)(e)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	475,000	EUR	637,999	(b)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	270,000		288,900	(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	680,000		731,000	(b)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2014 Annual Report	15

Schedule of investments (cont’d)

December 31, 2014

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	990,000	GBP	$1,666,456	(b)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	1,000,000		915,000	(b)
Total Media					21,234,698
Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	500,000		532,500	(b)(e)
Specialty Retail — 1.9%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	360,000	GBP	619,731	(b)
CST Brands Inc., Senior Notes	5.000%	5/1/23	470,000		477,050
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	1,530,000		1,596,876	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,517,000	EUR	1,454,750	(a)
GameStop Corp., Senior Notes	5.500%	10/1/19	980,000		987,350	(b)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	2,400,000		1,584,000	(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	990,000		1,002,375	(b)(e)
Total Specialty Retail					7,722,132
Textiles, Apparel & Luxury Goods — 0.4%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	740,000		555,000	(b)
Hanesbrands Inc., Senior Notes	6.375%	12/15/20	950,000		1,011,750
Total Textiles, Apparel & Luxury Goods					1,566,750
Total Consumer Discretionary					67,300,414
Consumer Staples — 5.3%
Beverages — 1.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	910,000		905,450	(b)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,070,000		1,064,650
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	1,710,000		1,735,650
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,360,000		1,577,600	(b)
Total Beverages					5,283,350
Food & Staples Retailing — 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,280,000		1,195,200	(b)
Food Products — 3.4%
Boparan Finance PLC, Senior Notes	5.250%	7/15/19	320,000	GBP	432,668	(b)
Boparan Finance PLC, Senior Notes	5.250%	7/15/19	899,000	GBP	1,215,526	(a)
Corporacion Azucarera del Peru SA, Senior Notes	6.375%	8/2/22	650,000		575,250	(a)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	1,140,000		1,138,575	(b)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	1,050,000		1,029,000	(b)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	1,450,000		1,428,250	(b)
Labeyrie Fine Foods SAS, Senior Secured Bonds	5.625%	3/15/21	490,000	EUR	601,818	(b)

See Notes to Financial Statements.

16	Western Asset Global High Yield Bond Fund 2014 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Food Products — continued
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	1,050,000		$979,125	(b)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	1,310,000		1,336,200	(b)
R&R Ice Cream PLC, Senior Secured Notes	4.750%	5/15/20	160,000	EUR	194,818	(b)
R&R Ice Cream PLC, Senior Secured Notes	5.500%	5/15/20	140,000	GBP	213,526	(b)
R&R Ice Cream PLC, Senior Secured Notes	8.250%	5/15/20	1,080,000	AUD	873,979	(b)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,280,000		1,260,800	(b)
Tonon Bioenergia S.A., Senior Notes	9.250%	1/24/20	1,500,000		840,000	(a)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	800,000		48,000	(a)(d)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	1,400,000		638,400	(b)(d)
WhiteWave Foods Co., Senior Notes	5.375%	10/1/22	1,270,000		1,311,275
Total Food Products					14,117,210
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,220,000		1,094,950
Total Consumer Staples					21,690,710
Energy — 13.9%
Energy Equipment & Services — 2.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,610,000		1,481,200
CGG, Senior Notes	6.500%	6/1/21	870,000		665,550
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	440,000		378,400	(b)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	1,280,000		953,600	(b)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	700,000		528,500
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	350,000		164,500	(b)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	1,220,000		530,700	(b)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	770,000		552,475	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	790,000		497,700
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	1,510,000		1,321,250	(b)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	1,280,000		972,800
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	1,200,000		690,000	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	310,000		176,700	(b)
Total Energy Equipment & Services					8,913,375
Oil, Gas & Consumable Fuels — 11.8%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	1,520,000		1,592,200
Antero Resources Corp., Senior Notes	5.125%	12/1/22	1,200,000		1,137,000	(b)
Arch Coal Inc., Senior Notes	9.875%	6/15/19	1,950,000		672,750
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	430,000		410,650
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,000,000		995,000

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2014 Annual Report	17

Schedule of investments (cont’d)

December 31, 2014

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	710,000	$543,150
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	610,000	590,175	(b)
California Resources Corp., Senior Notes	6.000%	11/15/24	890,000	756,500	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	1,080,000	1,128,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	290,000	260,275	(b)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	670,000	646,550	(b)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	900,000	949,500
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	710,000	663,850
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,030,000	705,550
CONSOL Energy Inc., Senior Notes	5.875%	4/15/22	870,000	813,450	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,169,092	1,927,781	(b)(e)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,280,000	1,228,800
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	540,000	515,700
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,910,000	2,358,850
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	900,000	663,750
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	310,000	304,575	(b)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,270,000	958,850
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,170,000	886,275
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	630,000	601,650	(b)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	5.500%	5/15/22	670,000	591,275	(b)
Indo Energy Finance BV, Senior Secured Notes	7.000%	5/7/18	1,450,000	1,138,250	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	9/15/21	530,000	431,950
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,500,000	1,192,500
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,730,000	1,574,300	(b)
MIE Holdings Corp., Senior Notes	7.500%	4/25/19	950,000	719,625	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	2,060,000	1,534,700	(g)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	960,000	1,003,200
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	1,050,000	1,055,250	(b)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	560,000	546,000
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	1,040,000	764,400
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	5.125%	7/15/19	670,000	644,037	(b)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	810,000	801,900	(b)

See Notes to Financial Statements.

18	Western Asset Global High Yield Bond Fund 2014 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	940,000	$855,400	(b)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	840,000	735,000	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,070,000	1,019,175	(b)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	900,000	876,600	(b)
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,500,000	1,410,000
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	620,000	158,100
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	1,020,000	969,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	500,000	461,250
Rice Energy Inc., Senior Notes	6.250%	5/1/22	1,490,000	1,393,150	(b)
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	540,000	533,250	(b)
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,070,000	868,106
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,770,000	1,654,950
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,090,000	904,700	(b)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	770,000	436,975	(b)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	740,000	780,700
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	1,330,000	1,270,150
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	537,000	546,398
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	560,000	436,800	(b)
Total Oil, Gas & Consumable Fuels				48,618,522
Total Energy				57,531,897
Financials — 9.3%
Banks — 4.4%
Bank of America Corp., Junior Subordinated	6.500%	10/23/24	700,000	714,280	(f)(h)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	890,000	1,197,905	(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	730,000	799,569
CIT Group Inc., Senior Notes	5.000%	8/15/22	2,160,000	2,227,500
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,560,000	1,606,800
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	150,000	148,125	(f)(h)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	310,000	399,745	(b)(f)(h)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	670,000	775,525	(b)(f)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	820,000	829,225	(f)(h)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	770,000	727,265	(f)(h)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2014 Annual Report	19

Schedule of investments (cont’d)

December 31, 2014

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,680,000		$1,726,200	(h)
Novo Banco SA, Senior Notes	5.875%	11/9/15	400,000	EUR	489,464	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	2,187,000		2,558,790	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	740,000		802,372
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	510,000		599,193
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,750,000	AUD	2,633,087	(a)(f)
Total Banks					18,235,045
Consumer Finance — 1.1%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	520,000		664,300
Navient Corp., Senior Notes	5.875%	10/25/24	2,040,000		1,948,200
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,060,000		1,184,550
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	890,000		752,050	(b)
Total Consumer Finance					4,549,100
Diversified Financial Services — 1.1%
Boats Investments BV, Secured Notes	11.000%	3/31/17	2,594,245	EUR	988,837	(a)(e)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,000,000		1,207,500
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	2,000,000		2,487,500
Total Diversified Financial Services					4,683,837
Insurance — 0.1%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	600,000		633,000	(b)
Real Estate Investment Trusts (REITs) — 1.3%
CB Richard Ellis Services Inc., Senior Notes	5.250%	3/15/25	1,260,000		1,288,350
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,270,000		1,292,225
Geo Group Inc., Senior Notes	5.875%	10/15/24	1,160,000		1,180,300
Shimao Property Holdings Ltd., Senior Notes	6.625%	1/14/20	1,450,000		1,421,725	(a)
Total Real Estate Investment Trusts (REITs)					5,182,600
Real Estate Management & Development — 1.3%
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,370,000		1,400,825	(b)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,040,000		1,081,600	(b)
KWG Property Holding Ltd., Senior Notes	8.975%	1/14/19	1,400,000		1,337,560	(a)
Yuzhou Properties Co., Ltd., Senior Bonds	8.750%	10/4/18	1,400,000		1,382,500	(a)
Total Real Estate Management & Development					5,202,485
Total Financials					38,486,067
Health Care — 4.7%
Health Care Equipment & Supplies — 0.6%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,590,000		2,496,113

See Notes to Financial Statements.

20	Western Asset Global High Yield Bond Fund 2014 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — 3.5%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	826,000		$933,380
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	490,000		502,250
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,380,000		1,407,600
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	940,000		1,005,800
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	2,690,000		2,730,350	(b)
HCA Inc., Senior Secured Notes	5.000%	3/15/24	1,110,000		1,143,300
HomeVi SAS, Senior Secured Bonds	6.875%	8/15/21	2,140,000	EUR	2,735,167	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,620,000		1,705,050
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,390,000	EUR	1,715,609	(b)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	850,000		735,250
Total Health Care Providers & Services					14,613,756
Pharmaceuticals — 0.6%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	1,000,000		1,018,750	(b)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	1,240,000		1,267,900	(b)
Total Pharmaceuticals					2,286,650
Total Health Care					19,396,519
Industrials — 15.4%
Aerospace & Defense — 1.5%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,900,000		1,797,875	(b)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,420,000		1,526,500
Erickson Inc., Secured Notes	8.250%	5/1/20	1,892,000		1,674,420
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	770,000		754,600	(b)
Triumph Group Inc., Senior Notes	5.250%	6/1/22	460,000		461,150
Total Aerospace & Defense					6,214,545
Air Freight & Logistics — 0.2%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	710,000		745,500	(b)
Airlines — 2.0%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	330,000		338,712	(b)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	768,236		846,980
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	1,045,902		1,072,050	(b)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	1,482,493		1,512,143	(b)
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	1,151,566		1,272,480	(b)
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	99,658		103,146
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	73,806		80,633
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	1,340,000		1,329,950
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	1,020,000		999,600
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	535,166		569,951
Total Airlines					8,125,645

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2014 Annual Report	21

Schedule of investments (cont’d)

December 31, 2014

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Building Products — 1.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,450,000		$1,384,750	(b)
Griffon Corp., Senior Notes	5.250%	3/1/22	2,330,000		2,190,200
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	650,000		643,500	(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	828,000	EUR	1,120,900	(b)
Total Building Products					5,339,350
Commercial Services & Supplies — 1.8%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	590,000		587,050	(b)
JM Huber Corp., Senior Notes	9.875%	11/1/19	850,000		939,250	(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,520,000		1,443,050
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	566,000		602,790	(b)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,250,000		2,323,125
West Corp., Senior Notes	5.375%	7/15/22	1,580,000		1,516,800	(b)
Total Commercial Services & Supplies					7,412,065
Construction & Engineering — 2.7%
Aecom Technology Corp., Senior Notes	5.875%	10/15/24	1,240,000		1,271,000	(b)
Astaldi SpA, Senior Bonds	7.125%	12/1/20	790,000	EUR	981,176	(b)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,400,000		1,155,000	(b)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	2,520,000		2,349,900	(b)
Grupo Isolux Corsan Finance BV, Senior Bonds	6.625%	4/15/21	1,000,000	EUR	1,056,253	(b)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,540,000		1,493,800	(b)(e)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,340,000		1,340,000	(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,060,000		919,550	(b)
OAS Finance Ltd., Senior Notes	8.000%	7/2/21	1,500,000		517,500	(b)
Total Construction & Engineering					11,084,179
Electrical Equipment — 0.7%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	820,000		863,050	(b)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	790,000		805,800	(b)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	200,000	EUR	256,531	(b)
WESCO Distribution Inc., Senior Notes	5.375%	12/15/21	870,000		881,962
Total Electrical Equipment					2,807,343
Engineering & Construction — 0.1%
Novafives SAS, Senior Secured Notes	4.500%	6/30/21	530,000	EUR	630,264	(b)
Machinery — 1.1%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	730,000		773,800	(b)

See Notes to Financial Statements.

22	Western Asset Global High Yield Bond Fund 2014 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Machinery — continued
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,090,000		$2,199,725	(b)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,000,000		1,085,000
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	520,000		553,800	(b)
Total Machinery					4,612,325
Marine — 0.9%
Horizon Lines LLC, Secured Notes	15.000%	10/15/16	599,474		581,457	(d)(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	75,000		75,562	(d)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,730,000		1,695,400	(b)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,250,000		1,325,000
Total Marine					3,677,419
Professional Services — 0.1%
IHS Inc., Senior Notes	5.000%	11/1/22	570,000		567,150	(b)
Road & Rail — 1.0%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,010,000		1,004,950	(b)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	520,000		516,100	(b)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,980,000		2,069,100	(b)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	640,000		598,400	(b)
Total Road & Rail					4,188,550
Trading Companies & Distributors — 0.8%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	1,160,000		1,191,900	(b)
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	880,000		939,400	(b)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,000,000		1,033,750
Total Trading Companies & Distributors					3,165,050
Transportation — 1.2%
CMA CGM, Senior Notes	8.875%	4/15/19	1,100,000	EUR	1,407,591	(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,550,000		1,581,000	(b)(e)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	1,410,000		1,332,450	(b)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	610,000		606,950	(b)
Total Transportation					4,927,991
Total Industrials					63,497,376
Information Technology — 2.3%
Electronic Equipment, Instruments & Components — 0.4%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,450,000		1,471,750

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2014 Annual Report	23

Schedule of investments (cont’d)

December 31, 2014

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Internet Software & Services — 0.2%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	800,000		$905,000
IT Services — 1.1%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	680,000		673,200	(b)
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	900,000		778,500	(b)
First Data Corp., Secured Notes	8.750%	1/15/22	360,000		388,800	(b)(e)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	1,909,000		2,200,123
Interactive Data Corp., Senior Notes	5.875%	4/15/19	570,000		568,575	(b)
Total IT Services					4,609,198
Software — 0.6%
ACI Worldwide Inc., Senior Notes	6.375%	8/15/20	160,000		167,800	(b)
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	1,000,000		1,052,500	(b)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	600,000		648,000	(b)
Audatex North America Inc., Senior Notes	6.000%	6/15/21	713,000		737,955	(b)
Total Software					2,606,255
Total Information Technology					9,592,203
Materials — 9.5%
Chemicals — 1.1%
Axiall Corp., Senior Notes	4.875%	5/15/23	930,000		881,175
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	450,000		428,063
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	610,000		622,200	(b)
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	800,000		714,000
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	110,000		108,350
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	530,000		516,750	(b)(e)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	508,000	EUR	622,635	(b)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	510,000	EUR	664,064	(b)
Total Chemicals					4,557,237
Construction Materials — 1.2%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	940,000		947,050	(b)
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	2,450,000		2,382,625	(b)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	1,100,000		967,890	(b)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	750,000		742,500	(b)
Total Construction Materials					5,040,065
Containers & Packaging — 2.3%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	908,144		899,063	(b)(e)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,000,000		1,065,000	(b)

See Notes to Financial Statements.

24	Western Asset Global High Yield Bond Fund 2014 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	1,170,000		$1,167,075	(b)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,070,000		1,075,350	(b)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	1,590,000		1,645,650	(b)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,110,000		1,126,650
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	1,570,000		1,617,100
SGD Group SAS, Senior Secured Bonds	5.625%	5/15/19	660,000	EUR	782,660	(b)
Total Containers & Packaging					9,378,548
Metals & Mining — 3.9%
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	940,000		860,100	(b)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,180,000		935,150
Evraz Group SA, Notes	6.750%	4/27/18	3,390,000		2,843,362	(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	500,000		453,750	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	155,556		141,556	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	540,000		493,425	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,830,000		1,530,338	(b)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,220,000		195,200	(b)(d)(g)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	1,899		0	(b)(c)(d)(i)
Prince Mineral Holding Corp., Senior Secured Notes	12.500%	12/15/19	650,000		666,250	(b)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,080,000		1,112,400
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,880,000	EUR	2,371,577	(b)(e)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	1,480,000		1,554,000	(b)(e)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	780,000		631,800	(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,140,000		1,137,150
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	300,000		313,500
Tupy Overseas SA, Senior Bonds	6.625%	7/17/24	790,000		762,350	(b)
Total Metals & Mining					16,001,908
Paper & Forest Products — 1.0%
Appvion Inc., Secured Notes	9.000%	6/1/20	2,100,000		1,449,000	(b)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	810,000		773,550
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	730,000		751,900	(b)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,370,000		1,376,850
Total Paper & Forest Products					4,351,300
Total Materials					39,329,058

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2014 Annual Report	25

Schedule of investments (cont’d)

December 31, 2014

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 6.9%
Diversified Telecommunication Services — 3.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	1,190,000		$1,155,788	(b)
CCOH Safari LLC, Senior Bonds	5.500%	12/1/22	830,000		844,525
CCOH Safari LLC, Senior Bonds	5.750%	12/1/24	1,350,000		1,368,562
CenturyLink Inc., Senior Notes	5.800%	3/15/22	1,420,000		1,480,350
CenturyLink Inc., Senior Notes	6.750%	12/1/23	480,000		527,400
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	700,000		682,500	(b)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	350,000		349,178
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,090,000		1,170,387
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	2,230,000		2,361,012
Oi SA, Senior Notes	5.750%	2/10/22	950,000		878,750	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	550,000		514,250	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	910,000	EUR	1,234,660	(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	410,000		410,000
Total Diversified Telecommunication Services					12,977,362
Wireless Telecommunication Services — 3.8%
GTP Acquisition Partners I LLC, Secured Notes	7.628%	6/15/16	780,000		817,527	(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	1,110,000	EUR	1,410,582	(b)
Play Finance 1 SA, Senior Secured Bonds	6.500%	8/1/19	570,000	EUR	734,561	(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,040,000		1,805,400
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,165,000		2,105,463
Sprint Corp., Senior Notes	7.875%	9/15/23	3,750,000		3,720,750
Sprint Corp., Senior Notes	7.125%	6/15/24	710,000		663,850
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,730,000		1,738,650
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	3,090,000		2,518,350	(b)
Total Wireless Telecommunication Services					15,515,133
Total Telecommunication Services					28,492,495
Utilities — 2.4%
Electric Utilities — 0.8%
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	170,681		182,201
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,397,000		2,552,805
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	417,448		421,622
Total Electric Utilities					3,156,628
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	1,140,000		1,102,950
Independent Power and Renewable Electricity Producers — 1.3%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	110,000		109,450
Calpine Corp., Senior Secured Notes	6.000%	1/15/22	1,540,000		1,647,800	(b)

See Notes to Financial Statements.

26	Western Asset Global High Yield Bond Fund 2014 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power and Renewable Electricity Producers — continued
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Escrow Receipt	—	—	850,000		$0	(c)(d)(g)(i)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	2,015,000		2,143,456	(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	570,000		565,725	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	974,294		1,047,367
Total Independent Power and Renewable Electricity Producers					5,513,798
Total Utilities					9,773,376
Total Corporate Bonds & Notes (Cost — $377,129,354)					355,090,115
Convertible Bonds & Notes — 0.2%
Materials — 0.2%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	440,000		409,772
Metals & Mining — 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	553,080		456,291	(b)(d)(e)
Total Materials					866,063
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	1,869,600	MXN	177,408	(b)
Total Convertible Bonds & Notes (Cost — $1,220,576)					1,043,471
Senior Loans — 3.2%
Consumer Discretionary — 1.0%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,160,000		1,183,200	(j)(k)
Specialty Retail — 0.6%
Camping World Inc., Term Loan	5.750%	2/20/20	1,864,375		1,857,383	(j)(k)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	720,000		475,200	(j)(k)
Total Specialty Retail					2,332,583
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	720,000		664,800	(j)(k)
Total Consumer Discretionary					4,180,583
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	580,000		574,200	(j)(k)
Health Care — 1.0%
Health Care Providers & Services — 1.0%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	930,000		952,669	(j)(k)
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	1/2/17	1,290,000		1,288,387	(d)(j)(k)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,700,000		1,691,500	(j)(k)
Total Health Care					3,932,556

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2014 Annual Report	27

Schedule of investments (cont’d)

December 31, 2014

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.5%
Chemicals — 0.5%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	600,000	EUR	$758,702	(j)(k)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,159,091		1,184,446	(j)(k)
Total Materials					1,943,148
Utilities — 0.6%
Independent Power and Renewable Electricity Producers — 0.6%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	701,546		702,642	(j)(k)
TPF II LC LLC, New Term Loan B	5.500%	10/2/21	1,790,000		1,784,779	(j)(k)
Total Utilities					2,487,421
Total Senior Loans (Cost — $13,251,451)					13,117,908
Sovereign Bonds — 3.4%
Brazil — 0.4%
Federative Republic of Brazil, Notes	10.000%	1/1/17	4,892,000	BRL	1,757,563
Mexico — 1.7%
United Mexican States, Bonds	6.500%	6/9/22	95,765,000	MXN	6,821,772
Venezuela — 1.3%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	2,463,000		1,543,069	(a)
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	1,500,000		660,000	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	7,249,000		3,254,801	(a)
Total Venezuela					5,457,870
Total Sovereign Bonds (Cost — $18,847,586)					14,037,205

			Shares
Common Stocks — 2.8%
Consumer Discretionary — 0.3%
Automobiles — 0.3%
Ford Motor Co.			77,446		1,200,413
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			90,995		0	*(c)(d)(i)
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6		167,028	*(d)
Total Consumer Discretionary					1,367,441
Energy — 0.2%
Energy Equipment & Services — 0.2%
KCAD Holdings I Ltd.			395,216,044		814,540	(c)(d)

See Notes to Financial Statements.

28	Western Asset Global High Yield Bond Fund 2014 Annual Report

Western Asset Global High Yield Bond Fund

Security			Shares	Value
Financials — 1.1%
Banks — 1.1%
Citigroup Inc.			57,244	$3,097,473
JPMorgan Chase & Co.			24,291	1,520,131
Total Financials				4,617,604
Health Care — 0.4%
Health Care Providers & Services — 0.4%
Physiotherapy Associates Holdings Inc.			17,200	1,427,600	*(c)(d)
Industrials — 0.8%
Marine — 0.8%
DeepOcean Group Holding AS			111,638	2,733,859	(c)(d)
Horizon Lines Inc., Class A Shares			781,280	493,066	*(d)
Total Industrials				3,226,925
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			512,776	12,064	*(c)
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.			10,212	7	*(d)
Total Common Stocks (Cost — $15,311,722)				11,466,181

Rate
Preferred Stocks — 1.8%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Rex Energy Corp.	6.000%		3,900	208,299
Financials — 1.7%
Consumer Finance — 1.4%
GMAC Capital Trust I	8.125%		220,925	5,828,001	(f)
Diversified Financial Services — 0.3%
Citigroup Capital XIII	7.875%		56,875	1,511,738	(f)
Total Financials				7,339,739
Total Preferred Stocks (Cost — $7,595,238)				7,548,038

		Expiration Date	Warrants
Warrants — 0.2%
Jack Cooper Holdings Corp.		12/15/17	3,438	550,080	*(b)
Jack Cooper Holdings Corp.		5/6/18	1,123	179,680	*(b)
Total Warrants (Cost — $61,397)				729,760
Total Investments — 97.6% (Cost — $433,417,324#)				403,032,678
Other Assets in Excess of Liabilities — 2.4%				9,960,716
Total Net Assets — 100.0%				$412,993,394

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2014 Annual Report	29

Schedule of investments (cont’d)

December 31, 2014

Western Asset Global High Yield Bond Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security (unaudited).

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities is currently in default as of December 31, 2014.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is $434,553,014.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso

See Notes to Financial Statements.

30	Western Asset Global High Yield Bond Fund 2014 Annual Report

Western Asset Global High Yield Bond Fund

Summary of Investments by Country** (unaudited)
United States	64.9%
United Kingdom	6.2
Mexico	3.5
Brazil	3.2
France	3.2
Luxembourg	2.3
Germany	2.2
Russia	1.7
Hong Kong	1.6
Australia	1.4
Venezuela	1.4
Canada	1.1
Spain	0.9
Norway	0.7
China	0.7
Indonesia	0.6
Ireland	0.6
South Africa	0.5
Netherlands	0.5
Sweden	0.5
Poland	0.4
Switzerland	0.4
Bahamas	0.3
Italy	0.2
United Arab Emirates	0.2
Singapore	0.2
Colombia	0.2
Jamaica	0.2
Peru	0.1
Portugal	0.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2014 and are subject to change.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2014 Annual Report	31

Statement of assets and liabilities

December 31, 2014

Assets:
Investments, at value (Cost — $433,417,324)	$403,032,678
Foreign currency, at value (Cost — $527,824)	496,523
Cash	743,409
Interest receivable	7,847,659
Receivable for securities sold	1,440,000
Unrealized appreciation on forward foreign currency contracts	1,108,255
Receivable for Fund shares sold	577,971
Deposits with brokers for open futures contracts	274,304
Deposits with brokers for centrally cleared swaps	7,381
Prepaid expenses	65,585
Total Assets	415,593,765

Liabilities:
Payable for Fund shares repurchased	1,781,547
Investment management fee payable	251,884
Distributions payable	113,097
Service and/or distribution fees payable	92,002
Unrealized depreciation on forward foreign currency contracts	51,109
Payable to broker — variation margin on open futures contracts	40,250
Trustees’ fees payable	1,120
Accrued expenses	269,362
Total Liabilities	2,600,371
Total Net Assets	$412,993,394

Net Assets:
Par value (Note 7)	$619
Paid-in capital in excess of par value	575,373,886
Undistributed net investment income	2,383,196
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(135,152,350)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(29,611,957)
Total Net Assets	$412,993,394

See Notes to Financial Statements.

32	Western Asset Global High Yield Bond Fund 2014 Annual Report

Shares Outstanding:
Class A	28,630,257
Class B	767,785
Class C	1,535,144
Class C1	8,812,432
Class I	7,829,510
Class IS	14,284,942

Net Asset Value:
Class A (and redemption price)	$6.67
Class B*	$6.70
Class C*	$6.67
Class C1*	$6.74
Class I (and redemption price)	$6.66
Class IS (and redemption price)	$6.66
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.97

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2014 Annual Report	33

Statement of operations

For the Year Ended December 31, 2014

Investment Income:
Interest	$38,931,973
Dividends	874,794
Less: Foreign taxes withheld	(24,130)
Total Investment Income	39,782,637

Expenses:
Investment management fee (Note 2)	3,723,133
Service and/or distribution fees (Notes 2 and 5)	1,385,732
Transfer agent fees (Note 5)	514,224
Registration fees	100,663
Fund accounting fees	57,487
Legal fees	54,093
Shareholder reports	52,753
Audit and tax fees	46,866
Custody fees	22,154
Insurance	10,978
Trustees’ fees	9,639
Miscellaneous expenses	7,371
Total Expenses	5,985,093
Net Investment Income	33,797,544

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	6,436,813
Futures contracts	(1,927,247)
Swap contracts	(682,475)
Foreign currency transactions	1,362,895
Net Realized Gain	5,189,986
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(46,052,759)
Futures contracts	(218,723)
Swap contracts	494,029
Foreign currencies	2,221,840
Change in Net Unrealized Appreciation (Depreciation)	(43,555,613)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(38,365,627)
Decrease in Net Assets from Operations	$(4,568,083)

See Notes to Financial Statements.

34	Western Asset Global High Yield Bond Fund 2014 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2014	2013

Operations:
Net investment income	$33,797,544	$40,376,438
Net realized gain	5,189,986	6,861,237
Change in net unrealized appreciation (depreciation)	(43,555,613)	(11,286,058)
Increase (Decrease) in Net Assets from Operations	(4,568,083)	35,951,617

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(34,761,384)	(41,334,681)
Decrease in Net Assets from Distributions to Shareholders	(34,761,384)	(41,334,681)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	142,698,875	255,244,313
Reinvestment of distributions	33,061,739	38,234,518
Cost of shares repurchased	(317,867,920)	(310,580,695)
Decrease in Net Assets from Fund Share Transactions	(142,107,306)	(17,101,864)
Decrease in Net Assets	(181,436,773)	(22,484,928)

Net Assets:
Beginning of year	594,430,167	616,915,095
End of year*	$412,993,394	$594,430,167
*Includes undistributed net investment income of:	$2,383,196	$2,772,121

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2014 Annual Report	35

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$7.28	$7.33	$6.65	$7.18	$6.81

Income (loss) from operations:
Net investment income	0.46	0.49	0.51	0.53	0.60
Net realized and unrealized gain (loss)	(0.60)	(0.04)	0.70	(0.50)	0.37
Total income (loss) from operations	(0.14)	0.45	1.21	0.03	0.97

Less distributions from:
Net investment income	(0.47)	(0.50)	(0.53)	(0.56)	(0.60)
Total distributions	(0.47)	(0.50)	(0.53)	(0.56)	(0.60)

Net asset value, end of year	$6.67	$7.28	$7.33	$6.65	$7.18
Total return[2]	(2.07)%	6.16%	18.88%	0.25%	14.91%

Net assets, end of year (000s)	$190,870	$356,678	$370,419	$304,390	$603,261

Ratios to average net assets:
Gross expenses	1.14%	1.13%	1.09%	1.31%	1.27%
Net expenses[3]	1.14	1.13	1.09	1.31	1.27
Net investment income	6.33	6.66	7.30	7.46	8.62

Portfolio turnover rate	62%	81%	76%	90%	95%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

36	Western Asset Global High Yield Bond Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$7.31	$7.37	$6.68	$7.21	$6.84

Income (loss) from operations:
Net investment income	0.41	0.44	0.46	0.49	0.57
Net realized and unrealized gain (loss)	(0.60)	(0.05)	0.71	(0.50)	0.37
Total income (loss) from operations	(0.19)	0.39	1.17	(0.01)	0.94

Less distributions from:
Net investment income	(0.42)	(0.45)	(0.48)	(0.52)	(0.57)
Total distributions	(0.42)	(0.45)	(0.48)	(0.52)	(0.57)

Net asset value, end of year	$6.70	$7.31	$7.37	$6.68	$7.21
Total return[2]	(2.90)%	5.45%	18.11%	(0.24)%	14.26%

Net assets, end of year (000s)	$5,146	$7,496	$9,642	$11,493	$15,271

Ratios to average net assets:
Gross expenses	1.89%	1.81%	1.85%	1.85%	1.80%
Net expenses[3]	1.89	1.81	1.85	1.85	1.80
Net investment income	5.60	5.98	6.58	6.92	8.13

Portfolio turnover rate	62%	81%	76%	90%	95%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2014 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2014	2013	2012[2]

Net asset value, beginning of year	$7.28	$7.34	$7.02

Income (loss) from operations:
Net investment income	0.40	0.43	0.19
Net realized and unrealized gain (loss)	(0.59)	(0.05)	0.33
Total income (loss) from operations	(0.19)	0.38	0.52

Less distributions from:
Net investment income	(0.42)	(0.44)	(0.20)
Total distributions	(0.42)	(0.44)	(0.20)

Net asset value, end of year	$6.67	$7.28	$7.34
Total return[3]	(2.94)%	5.33%	7.46%

Net assets, end of year (000s)	$10,243	$8,424	$2,391

Ratios to average net assets:
Gross expenses	1.90%	1.93%	1.77%[4]
Net expenses[5,6]	1.90	1.92 [7]	1.77 [4]
Net investment income	5.59	5.83	6.32 [4]

Portfolio turnover rate	62%	81%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Western Asset Global High Yield Bond Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1,2]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$7.36	$7.41	$6.72	$7.25	$6.88

Income (loss) from operations:
Net investment income	0.43	0.46	0.48	0.50	0.58
Net realized and unrealized gain (loss)	(0.61)	(0.04)	0.71	(0.49)	0.37
Total income (loss) from operations	(0.18)	0.42	1.19	0.01	0.95

Less distributions from:
Net investment income	(0.44)	(0.47)	(0.50)	(0.54)	(0.58)
Total distributions	(0.44)	(0.47)	(0.50)	(0.54)	(0.58)

Net asset value, end of year	$6.74	$7.36	$7.41	$6.72	$7.25
Total return[3]	(2.58)%	5.67%	18.26%	(0.06)%	14.37%

Net assets, end of year (000s)	$59,395	$73,403	$91,626	$88,633	$100,668

Ratios to average net assets:
Gross expenses	1.61%	1.61%	1.66%	1.71%	1.69%
Net expenses[4]	1.61	1.61	1.66	1.71	1.69
Net investment income	5.87	6.19	6.75	7.07	8.18

Portfolio turnover rate	62%	81%	76%	90%	95%

[1]	Per share amounts have been calculated using the average shares method.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2014 Annual Report	39

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$7.27	$7.33	$6.64	$7.17	$6.81

Income (loss) from operations:
Net investment income	0.48	0.51	0.53	0.56	0.63
Net realized and unrealized gain (loss)	(0.60)	(0.05)	0.71	(0.50)	0.36
Total income (loss) from operations	(0.12)	0.46	1.24	0.06	0.99

Less distributions from:
Net investment income	(0.49)	(0.52)	(0.55)	(0.59)	(0.63)
Total distributions	(0.49)	(0.52)	(0.55)	(0.59)	(0.63)

Net asset value, end of year	$6.66	$7.27	$7.33	$6.64	$7.17
Total return[2]	(1.93)%	6.43%	19.35%	0.68%	15.20%

Net assets, end of year (000s)	$52,168	$53,092	$51,662	$100,384	$83,476

Ratios to average net assets:
Gross expenses	0.85%	0.89%	0.85%	0.88%	0.87%
Net expenses[3,4]	0.85	0.88 [5]	0.85	0.88	0.87
Net investment income	6.63	6.91	7.58	7.90	9.00

Portfolio turnover rate	62%	81%	76%	90%	95%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustee’s consent. Prior to August 1, 2012, the expense limitation did not exceed 1.10%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

40	Western Asset Global High Yield Bond Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2014	2013	2012[2]

Net asset value, beginning of year	$7.27	$7.33	$7.08

Income (loss) from operations:
Net investment income	0.48	0.51	0.17
Net realized and unrealized gain (loss)	(0.59)	(0.05)	0.26
Total income (loss) from operations	(0.11)	0.46	0.43

Less distributions from:
Net investment income	(0.50)	(0.52)	(0.18)
Total distributions	(0.50)	(0.52)	(0.18)

Net asset value, end of year	$6.66	$7.27	$7.33
Total return[3]	(1.86)%	6.53%	6.19%

Net assets, end of year (000s)	$95,171	$95,337	$91,175

Ratios to average net assets:
Gross expenses	0.78%	0.78%	0.76%[4]
Net expenses[5,6]	0.78	0.78	0.76 [4]
Net investment income	6.71	7.01	7.38 [4]

Portfolio turnover rate	62%	81%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2012 (inception date) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2014 Annual Report	41

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

42	Western Asset Global High Yield Bond Fund 2014 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Global High Yield Bond Fund 2014 Annual Report	43

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$64,799,274	$2,501,140		$67,300,414
Materials	—	39,329,058	0	*	39,329,058
Utilities	—	9,773,376	0	*	9,773,376
Other corporate bonds & notes	—	238,687,267	—		238,687,267
Convertible bonds & notes	—	1,043,471	—		1,043,471
Senior loans	—	13,117,908	—		13,117,908
Sovereign bonds	—	14,037,205	—		14,037,205
Common stocks:
Consumer discretionary	$1,200,413	167,028	0	*	1,367,441
Energy	—	—	814,540		814,540
Health care	—	—	1,427,600		1,427,600
Industrials	493,066	—	2,733,859		3,226,925
Materials	—	—	12,064		12,064
Other common stocks	4,617,611	—	—		4,617,611
Preferred stocks:
Energy	—	208,299	—		208,299
Financials	7,339,739	—	—		7,339,739
Warrants	—	729,760	—		729,760
Total investments	$13,650,829	$381,892,646	$7,489,203		$403,032,678
Other financial instruments:
Forward foreign currency contracts	—	$1,108,255	—		$1,108,255
Total	$13,650,829	$383,000,901	$7,489,203		$404,140,933

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Futures contracts	$198,824	—	—		$198,824
Forward foreign currency contracts	—	$51,109	—		51,109
Total	$198,824	$51,109	—		$249,933

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

44	Western Asset Global High Yield Bond Fund 2014 Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy	Materials		Utilities		Total
Balance as of December 31, 2013	$2,195,256	$2,989,281	$226,667		$0	*	$5,411,204
Accrued premiums/discounts	26,200	13,808	107,447		—		147,455
Realized gain (loss)[1]	—	(187,658)	3,051		—		(184,607)
Change in unrealized appreciation (depreciation)[2]	(248,600)	(243,796)	—		—		(492,396)
Purchases	528,284	377,222	113,335		—		1,018,841
Sales	—	(1,021,076)	(450,500)		—		(1,471,576)
Transfers into Level 3	—		—		—		—
Transfers out of Level 3[3]	—	(1,927,781)	—		—		(1,927,781)
Balance as of December 31, 2014	$2,501,140	—	$0	*	$0	*	$2,501,140
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2014[2]	$(248,600)	—	—		—		$(248,600)

	Common Stocks
Investments in Securities	Consumer Discretionary		Energy	Health Care	Industrials	Materials	Total
Balance as of December 31, 2013	$181,990		$3,369,612	—	$3,679,086	—	$7,230,688
Accrued premiums/discounts	—		—	—	—	—	—
Realized gain (loss)	—		—	—	—	—	—
Change in unrealized appreciation (depreciation)[2]	(14,962)		(2,555,072)	$11,080	(945,227)	$(19,891)	(3,524,072)
Purchases	—		—	1,416,520	—	31,955	1,448,475
Sales	—		—	—	—	—	—
Transfers into Level 3	—		—	—	—	—	—
Transfers out of Level 3[3]	(167,028)		—	—	—	—	(167,028)
Balance as of December 31, 2014	$0	*	$814,540	$1,427,600	$2,733,859	$12,064	$4,988,063
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2014[2]	$(181,990)		$(2,555,072)	$11,080	$(945,227)	$(19,891)	$(3,691,100)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Western Asset Global High Yield Bond Fund 2014 Annual Report	45

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either

46	Western Asset Global High Yield Bond Fund 2014 Annual Report

delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of

Western Asset Global High Yield Bond Fund 2014 Annual Report	47

Notes to financial statements (cont’d)

the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to

48	Western Asset Global High Yield Bond Fund 2014 Annual Report

the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and

Western Asset Global High Yield Bond Fund 2014 Annual Report	49

Notes to financial statements (cont’d)

emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any,

50	Western Asset Global High Yield Bond Fund 2014 Annual Report

will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $51,109. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset Global High Yield Bond Fund 2014 Annual Report	51

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$574,915	$(574,915)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar dominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net investment management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.95%, 0.90% and 0.80%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

52	Western Asset Global High Yield Bond Fund 2014 Annual Report

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C and Class C1 shares (formerly Class C shares) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2014, LMIS and its affiliates retained sales charges of $80,413 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C	Class C1
CDSCs	$19,997	$6,844	$1,505	$130

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$324,751,762	—
Sales	471,825,930	$580,226

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,445,567
Gross unrealized depreciation	(41,965,903)
Net unrealized depreciation	$(31,520,336)

Western Asset Global High Yield Bond Fund 2014 Annual Report	53

Notes to financial statements (cont’d)

At December 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	184	3/15	$23,131,801	$23,330,625	$(198,824)

At December 31, 2014, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	649,504	GBP	406,233	BNP Paribas	2/13/15	$16,543
EUR	500,000	USD	617,291	Citibank N.A.	2/13/15	(12,027)
USD	941,160	AUD	1,100,000	Citibank N.A.	2/13/15	45,664
USD	6,053,454	EUR	4,836,577	Citibank N.A.	2/13/15	198,646
USD	2,984,346	GBP	1,868,252	Citibank N.A.	2/13/15	73,383
USD	6,769,625	EUR	5,412,755	Goldman Sachs & Co.	2/13/15	217,337
USD	1,247,481	EUR	997,042	JP Morgan Chase & Co.	2/13/15	40,534
EUR	890,000	USD	1,104,419	UBS AG	2/13/15	(27,049)
GBP	530,000	USD	837,837	UBS AG	2/13/15	(12,033)
USD	13,623,494	EUR	10,914,407	UBS AG	2/13/15	411,306
USD	5,281,137	GBP	3,322,138	UBS AG	2/13/15	104,842
Total						$1,057,146

Abbreviations used in this schedule:
AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2014.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$1,108,255

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$198,824	—	$198,824
Forward foreign currency contracts	—	$51,109	51,109
Total	$198,824	$51,109	$249,933

1 Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

54	Western Asset Global High Yield Bond Fund 2014 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(1,927,247)	—	—	$(1,927,247)
Swap contracts	—	—	$(682,475)	(682,475)
Forward foreign currency contracts[1]	—	$1,607,873	—	1,607,873
Total	$(1,927,247)	$1,607,873	$(682,475)	$(1,001,849)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(218,723)	—	—	$(218,723)
Swap contracts	—	—	$494,029	494,029
Forward foreign currency contracts[1]	—	$2,289,513	—	2,289,513
Total	$(218,723)	$2,289,513	$494,029	$2,564,819

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended December 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$33,644,171
Forward foreign currency contracts (to buy)	7,832,262
Forward foreign currency contracts (to sell)	56,023,657

Average Notional Balance
Credit default swap contracts (to buy protection)[1]	$16,257,283

[1]	At December 31, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$1,108,255	—	$1,108,255

Western Asset Global High Yield Bond Fund 2014 Annual Report	55

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$40,250	$(40,250)	—
Forward foreign currency contracts	51,109	—	$51,109
Total	$91,359	$(40,250)	$51,109

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class C1 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class C1 shares calculated at the annual rate of 0.50%, 0.75% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$722,890	$355,640
Class B	48,664	24,298
Class C	94,543	12,479
Class C1	519,635	66,437
Class I	—	48,823
Class IS	—	6,547
Total	$1,385,732	$514,224

6. Distributions to shareholders by class

	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Investment Income:
Class A	$18,852,117	$24,912,008
Class B	374,847	519,694
Class C	544,607	410,253
Class C1	4,192,729	5,225,699
Class I	3,993,472	3,703,196
Class IS	6,803,612	6,563,831
Total	$34,761,384	$41,334,681

56	Western Asset Global High Yield Bond Fund 2014 Annual Report

7. Shares of beneficial interest

At December 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,669,196	$63,110,552	24,924,592	$182,620,017
Shares issued on reinvestment	2,481,677	17,950,569	3,129,933	22,918,263
Shares repurchased	(31,546,752)	(228,548,614)	(29,542,443)	(215,748,576)
Net decrease	(20,395,879)	$(147,487,493)	(1,487,918)	$(10,210,296)

Class B
Shares sold	42,665	$312,295	48,372	$356,608
Shares issued on reinvestment	48,971	354,912	66,709	490,990
Shares repurchased	(348,743)	(2,533,099)	(398,294)	(2,943,473)
Net decrease	(257,107)	$(1,865,892)	(283,213)	$(2,095,875)

Class C
Shares sold	1,013,853	$7,197,018	935,207	$6,925,939
Shares issued on reinvestment	70,071	503,659	51,572	376,520
Shares repurchased	(705,673)	(4,987,686)	(155,718)	(1,139,442)
Net increase	378,251	$2,712,991	831,061	$6,163,017

Class C1
Shares sold	44,496	$325,176	69,609	$514,315
Shares issued on reinvestment	523,688	3,812,615	634,616	4,697,378
Shares repurchased	(1,734,920)	(12,511,572)	(3,086,211)	(22,852,003)
Net decrease	(1,166,736)	$(8,373,781)	(2,381,986)	$(17,640,310)

Class I
Shares sold	6,606,083	$47,463,704	7,226,428	$52,661,709
Shares issued on reinvestment	506,359	3,636,301	435,895	3,187,600
Shares repurchased	(6,585,848)	(46,688,155)	(7,409,581)	(54,036,775)
Net increase	526,594	$4,411,850	252,742	$1,812,534

Class IS
Shares sold	3,399,957	$24,290,130	1,659,377	$12,165,725
Shares issued on reinvestment	946,509	6,803,683	897,605	6,563,767
Shares repurchased	(3,172,384)	(22,598,794)	(1,888,257)	(13,860,426)
Net increase	1,174,082	$8,495,019	668,725	$4,869,066

Western Asset Global High Yield Bond Fund 2014 Annual Report	57

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class B	Class C	Class C1	Class I	Class IS
Daily 1/30/2015	$0.037930	$0.033506	$0.033962	$0.035752	$0.039667	$0.040146

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2014	2013

Distributions paid from:
Ordinary income	$34,761,384	$41,334,681

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$3,504,271
Deferred Capital Losses*	(740,184)
Capital loss carryforward**	(133,475,300)
Other book/tax temporary differences(a)	(922,251)
Unrealized appreciation (depreciation)(b)	(30,747,647)
Total accumulated earnings (losses) — net	$(162,381,111)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	During the taxable year ended December 31, 2014, the Fund utilized $4,735,493 of its capital loss carryforward available from prior years. As of December 31, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(22,315,063)
12/31/2017	(104,311,063)
12/31/2018	(6,849,174)
$(133,475,300)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

58	Western Asset Global High Yield Bond Fund 2014 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Global High Yield Bond Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global High Yield Bond Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 20, 2015

Western Asset Global High Yield Bond Fund 2014 Annual Report	59

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2014, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Global High Yield Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

60	Western Asset Global High Yield Bond Fund

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

Western Asset Global High Yield Bond Fund	61

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2014 was above the median and that its performance was below the median for the 10-year period ended June 30, 2014. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for certain of the Fund’s share classes. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information provided by Lipper comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

62	Western Asset Global High Yield Bond Fund

The Board considered the overall management fee, Subadvisers’ fees and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as high yield funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2016.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee was reduced in August 2012.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Western Asset Global High Yield Bond Fund	63

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

64	Western Asset Global High Yield Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Global High Yield Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Western Asset Global High Yield Bond Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 (Chair of the Board since 2013)
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

66	Western Asset Global High Yield Bond Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Western Asset Global High Yield Bond Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

68	Western Asset Global High Yield Bond Fund

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Global High Yield Bond Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steve Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

70	Western Asset Global High Yield Bond Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset Global High Yield Bond Fund	71

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2014:

Record date:	Daily	Daily
Payable date:	1/31/2014	February 2014 through December 2014
Ordinary income:
Qualified dividend income for individuals	0.59%	1.06%
Dividends qualifying for the dividends
received deduction for corporations	0.39%	0.69%

Please retain this information for your records.

72	Western Asset Global High Yield Bond Fund

Western Asset

Global High Yield Bond Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Global High Yield Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global High Yield Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global High Yield Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010736 2/15 SR15-2420

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2013 and December 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $171,929 in 2013 and $88,114 in 2014.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2013 and $0 in 2014.

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $14,450 in 2013 and $7,480 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2014.

(h)	Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2015